UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 5, 2020

CHENIERE ENERGY PARTNERS, L.P.

(Exact name of registrant as specified in its charter)

Delaware	001-33366	20-5913059
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

700 Milam Street

Suite 1900

Houston, Texas 77002

(Address of principal executive offices) (Zip Code)

(713) 375-5000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Units Representing Limited Partner Interests	CQP	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangement of Certain Officers.

On August 5, 2020, the Board of Directors (the “Board”) of Cheniere Energy Partners GP, LLC (“Cheniere GP”), the general partner of Cheniere Energy Partners, L.P. (the “Partnership”) appointed Zach Davis, Senior Vice President, Finance of Cheniere GP, as Senior Vice President and Chief Financial Officer, effective August 6, 2020 (the “Effective Date”). In addition, Mr. Davis was appointed as a member of the Board, effective as of the Effective Date. Mr. Davis will replace Michael J. Wortley, who will step down from his role as Executive Vice President and Chief Financial Officer of Cheniere GP and as a member of the Board, effective upon the Effective Date.

Mr. Davis, 36, serves as a director and Senior Vice President and Chief Financial Officer. Mr. Davis also serves as a Senior Vice President and Chief Financial Officer of Cheniere Energy, Inc. Mr. Davis joined the Partnership in November 2013. He previously served as Senior Vice President, Finance since February 2020 and as Vice President, Finance and Planning from October 2016 to February 2020. Mr. Davis has over 13 years of energy finance experience, focusing on strategic advisory assignments and financings for companies, projects and assets in the LNG, power, renewable energy, midstream and infrastructure sectors. Prior to joining the Partnership, Mr. Davis held energy investment banking and project finance roles at Credit Suisse, Marathon Capital and HSH Nordbank. Mr. Davis received a B.S. in Economics from Duke University.

Mr. Davis was appointed to the Executive Committee of the Board. The appointment of Mr. Davis to the Board was made pursuant to the rights of Cheniere GP Holding Company, LLC under the Third Amended and Restated Limited Liability Company Agreement of Cheniere GP to appoint certain directors to the Board.

There are no arrangements or understandings between Mr. Davis and any other persons pursuant to which he was appointed as a director or Senior Vice President and Chief Financial Officer and no family relationship among any of Cheniere GP’s directors or executive officers and Mr. Davis. Mr. Davis is not a party to any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHENIERE ENERGY PARTNERS, L.P.

Date: August 6, 2020	By:	Cheniere Energy Partners GP, LLC,
Its general partner

	By:	/s/ Sean N. Markowitz
	Name:	Sean N. Markowitz
	Title:	Executive Vice President, Chief Legal Officer and Corporate Secretary